First Quarter 2018 Financial Results Presentation NASDAQ: GNBC April 26, 2018

2 Today’s Speakers • Manny Mehos – Chairman and Chief Executive Officer • Geoff Greenwade – President and Bank Chief Executive Officer • Terry Earley – Executive Vice President and Chief Financial Officer • Donald Perschbacher – Executive Vice President and Corporate Chief Credit Officer

3 Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will”, “would”, “should”, “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events, or negatives of such words. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long- term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

4 First Quarter 2018 Significant Items • Net income totaled $9.4 million, or $0.25 per diluted common share, in the first quarter of 2018, up from $2.6 million, or $0.07 per diluted common share, in the fourth quarter of 2017 • First quarter 2018 results were negatively impacted by $0.4 million, or $0.01 per diluted common share (net of tax), in expenses related to the shelf and secondary offering, which was completed in February • Operating fully-diluted earnings per share were $0.26 o First quarter 2018 results were negatively impacted by $9.7 million in provision for loan losses, of which $3.8 million was related to energy loans and $5.9 million was related to the downgrade of a syndicated healthcare credit • The operating efficiency ratio was 49.90% in the first quarter of 2018 and represented the fourth consecutive quarter below 50.00% • The net interest margin was 3.87% in the first quarter of 2018, up 23 basis points from 3.64% in the fourth quarter of 2017 • Noninterest bearing deposits increased by $46.1 million during the first quarter of 2018 and now comprise 24.6% of total deposits • Pre-tax, pre-provision operating return on average assets was 2.10% (annualized) in the first quarter of 2018, representing the fourth consecutive quarter above 2.00% • Subsequent to the end of the first quarter, the Board of Directors approved the Company’s first regular quarterly cash dividend of $0.10 per share, to be paid in May 2018

5 $9.25 $9.65 $9.93 $9.97 $10.10 $9.00 $9.25 $9.50 $9.75 $10.00 $10.25 $10.50 1Q17 2Q17 3Q17 4Q17 1Q18 Fully Diluted EPS and TBVPS Tangible Book Value Per Share Earnings Per Share $0.19 $0.35 $0.31 $0.07 $0.25 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 1Q17 2Q17 3Q17 4Q17 1Q18

6 Pre-Tax, Pre-Provision Operating Return $ in millions $17.4 $20.9 $21.2 $21.3 $21.7 1.76% 2.04% 2.04% 2.01% 2.10% 1.5% 2.0% 2.5% 3.0% $10 $15 $20 $25 1Q17 2Q17 3Q17 4Q17 1Q18 PTPP Operating Return (L) PTPP Operating ROAA (R)

7 Loan Portfolio Overview Highlights • Commercial-focused loan portfolio with over 98% of the loan portfolio focused on non-energy loans • In-footprint focus with portfolio primarily distributed across Houston 53% and Dallas 22% • Diversified loan portfolio with no concentration to any single industry in excess of 10% of total loans • Large number of lending relationships with no significant borrower concentration Loan Portfolio Composition $ in millions, loan balance and corresponding percentages exclude HFS loans, (*) Central TX denotes Austin, San Antonio and San Marcos Acquired 14% Originated 86% Loan Portfolio Detail as of March 31, 2018 By Class By Regional Distribution* Dallas 22% Houston 53% Central TX, 8% Remaining TX, 9% Other 8% CRE to Total Risk Based Capital $383 $409 $435 $444 $465 $1,324 $1,300 $1,252 $1,224 $1,209 345% 318% 288% 276% 260% 250% 275% 300% 325% 350% 375% 400% $0 $250 $500 $750 $1,000 $1,250 $1,500 1Q17 2Q17 3Q17 4Q17 1Q18 Total RBC CRE Ratio 6%7%7%7%4% 33%33%30%30%29% 14%13%13%13%14% 39%39%41%42%44% 8%8%8%8%8% <1%<1%1%1%1% 1Q184Q173Q172Q171Q17 Mtge. Warehouse C&I Owner Occ. CRE CRE Consumer & Other Held for Sale $3,030 $3,141 $3,089 $3,198 $3,144

8 Deposits & Liquidity Highlights • Deposits comprised ~80% of overall funding at March 31, 2018 — Total deposits increased by $57 million or 1.7% during 1Q18, to $3.5 billion — Cost of deposits was 0.79% in 1Q18 up just 2 basis points from 4Q17 • Loan to Deposit ratio was 90.8% at March 31, 2018 and is below the target level of 95% • Noninterest-bearing deposits increased by $46 million and comprised 25% of deposits as of March 31, 2018 Average Cost of Total Deposits Loan to Deposit Ratio Deposit Composition $ in millions 21% 20% 20% 24% 25% 6% 6% 6% 6% 7% 35% 33% 35% 33% 32% 38% 40% 39% 37% 37% $ 3,416 $ 3,360 $ 3,408 $ 3,397 $ 3,454 1Q17 2Q17 3Q17 4Q17 1Q18 Noninterest-bearing Interest-bearing transaction MMDA and savings Certificates and other time88.2% 92.9% 90.1% 93.9% 90.8% 1Q17 2Q17 3Q17 4Q17 1Q18 100% 0.68% 0.72% 0.77% 0.77% 0.79% 1Q17 2Q17 3Q17 4Q17 1Q18

9 Asset Quality • Nonperforming assets (NPAs) totaled $84.7 million or 2.00% of period end total assets at March 31, 2018, compared to $71.6 million or 1.68% of period end total assets at December 31, 2017, primarily due to the downgrade of a syndicated healthcare credit • Allowance for loan losses was 1.22% of total loans held for investment at March 31, 2018, and the allowance for loan losses plus acquired loan net discount to total loans held for investment adjusted for acquired loan net discount was 1.33% • Provision expense for the first quarter of 2018 was $9.7 million, primarily related to specific reserves, including $3.8 million related to energy loans and $5.9 million to a syndicated healthcare credit Asset Quality Allowance for Loan Losses Ratio * (*) Based on percentage of total gross loans held for investment 1.06% 1.02% 1.09% 0.98% 1.22% 1Q17 2Q17 3Q17 4Q17 1Q18 2.68% 2.22% 2.52% 2.33% 2.86% 2.00% 1.68% 2.23% 1.80% 2.15% 1.20% 0.83% 0.78% 0.76% 0.95% 1Q184Q173Q172Q171Q17 NPLs / Total Loans NPAs / Total Assets NPAs (Ex-Energy) / Total Assets

10 Overview of Energy Portfolio Progress Net Charge Offs • On April 28, 2016 the Company announced its intent to exit energy lending with $277.4 million of energy loans, the primary objective was to de-risk the loan portfolio, reduce balance sheet volatility and position the company for normalized earnings and growth • The Company’s total energy exposure stood at $50.0 million or 1.6% of total loans as of March 31, 2018 comprised of $17.4 million in energy production loans and $32.6 million in oilfield services loans − The $50.0 million of energy loans held for investment are being carried at 61% of outstanding customer principal balance Energy Portfolio Resolution History $ 31.5 $ 28.5 $ 27.6 $ 20.1 $ 17.4 $ 62.2 $ 58.7 $ 58.7 $ 32.9 $ 32.6 $ 93.7 $ 87.2 $ 86.3 $ 53.0 $ 50.0 1Q17 (inc. HFS) 2Q17 (inc. HFS) 3Q17 (inc. HFS) 4Q17 1Q18 Energy Production Oilfield Services$ in millions 0.02% 0.05% 0.03% 0.22% 0.08% -0.02% 0.04% 0.01% 0.02% 0.00% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1Q17 2Q17 3Q17 4Q17 1Q18 NCOs / Avg. Loans NCOs (Ex-Energy) / Avg. Loans

11 Performance Metrics (*) Pre-tax, pre-provision operating return on average assets is a non-GAAP measure used by management to evaluate the Company’s financial performance 54.64% 47.83% 50.59% 57.87% 50.81% 54.28% 49.09% 46.49% 47.69% 49.90% 35% 40% 45% 50% 55% 60% 65% 1Q17 2Q17 3Q17 4Q17 1Q18 Reported Operating 0.73% 1.26% 1.10% 0.25% 0.90% 1.76% 2.04% 2.04% 2.01% 2.10% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 1Q17 2Q17 3Q17 4Q17 1Q18 Reported PTPP Operating * 8.88% 15.04% 12.74% 3.02% 10.47% 8.99% 14.66% 13.89% 5.90% 10.81% 0% 5% 10% 15% 20% 1Q17 2Q17 3Q17 4Q17 1Q18 Reported Operating Efficiency Ratio Net Interest MarginROAA ROATCE 3.47% 3.63% 3.65% 3.64% 3.87% 3.25% 3.50% 3.75% 4.00% 1Q17 2Q17 3Q17 4Q17 1Q18 Reported

12 Net Interest Income & Net Interest Margin $32.6 $35.3 $36.3 $36.8 $38.2 3.47% 3.63% 3.65% 3.64% 3.87% 4.86% 5.02% 5.11% 5.13% 5.42% 4.42% 4.59% 4.69% 4.74% 4.94% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $10 $15 $20 $25 $30 $35 $40 $45 1Q17 2Q17 3Q17 4Q17 1Q18 N et I n te re st M ar gi n N et I n te re st In co m e NII (L) NIM (R) Loan Yield (R) Loan Yield excl. Fees (R) $ in millions • NIM increased 23 basis point to 3.87% in 1Q18 driven by: • Loan yields increased by 29 basis points in 1Q18 driven by: – The full quarter benefit of the Fed’s December rate increase, and the partial quarter benefit of the March rate increase – Funded new production rates were 42 basis points higher than the loan yield excluding fees – Stronger loan fees and discount accretion • Improved earning asset mix • Cost of deposits including noninterest- bearing was 0.79%, up just 2 basis points from the prior quarter – Supported by a continued shift away from higher cost deposits Highlights

13 Noninterest Income 40.2% 42.4% 47.1% 45.2% 46.4% 14.8% 21.3% 17.4% 14.0% 16.1% 34.2% 16.9% 26.0% 32.8% 18.2% 10.8% 19.3% 9.5% 8.0% 19.2% $5.6 $5.2 $5.0 $5.0 $5.2 $0 $1 $2 $3 $4 $5 $6 1Q17 * 2Q17 * 3Q17 * 4Q17 * 1Q18 Customer Service Fees Loan Fees Gain on sale of guaranteed portion of loans, net Other (*) Excluding net loss on the sale of held-for-sale loans of $0.1 million in 1Q17, net gain on held-for-sale loans of $0.2 million and net gain on the sale of available-for-sale securities of $0.3 million in 2Q17, net loss on held-for-sale loans of $1.3 million and net loss on the sale of available-for-sale securities of $0.3 million in 3Q17, in addition to net loss on held-for-sale loans of $1.1 million in 4Q17 $ in millions

14 Noninterest Expense 59.5% 64.5% 62.2% 63.6% 61.7% 9.6% 10.4% 10.4% 8.8% 9.4% 11.5% 9.7% 11.6% 9.5% 10.3% 19.4% 15.4% 15.8% 18.1% 18.6% $20.8 $19.6 $20.1 $23.6 $22.1 $0 $5 $10 $15 $20 $25 1Q17 2Q17 3Q17 4Q17 1Q18 Salaries and Employee Benefits Occupancy Professional & Regulatory Fees Other Efficiency Ratio 54.6% 47.8% 50.6% 57.9% 50.8% $ in millions

15 Capital Position (*) denotes fully phased-in capital adequacy to take effect on January 1, 2019, the Basel III Capital Rules will require GNBC to maintain an additional capital conservation buffer of 2.5% CET1, effectively resulting in minimum ratios of 7.0% CET1, 8.5% Tier 1, 10.5% Total RBC and 4.0% minimum leverage ratio 10.9% 11.2% 13.3% 9.8% 12.0% 12.0% 13.0% 10.4% CET1 Tier 1 RBC Total RBC T1 Leverage Holding Company Bank Capital Adequacy Level * 7.0% Capital $388.8 $427.9 $402.3 $427.9 $475.0 $465.2 $402.3 $427.9 4.0% 10.5% 8.5% $ in millions

16 Financial Guidance – Updated • FY18 Net Interest Margin in the range of 3.90% – 4.00% * • FY18 Net Interest Income in the range of $155 – $170 million • FY18 Provision Expense in the range of $14 – $18 million • FY18 Noninterest Income in the range of $21 – $25 million ** • FY18 Noninterest Expense in the range of $86 – $90 million • FY18 EPS target in the range of $1.70 – $1.80 • FY18 Loan growth in the range of 7% - 9% (*) Based on assumption of two additional 25 basis point increase to the Fed Funds target rate in 2018 (**) Excludes loss on held for sale loans and available for sale securities

17 Question & Answer Session

18 Appendix

19 Commercial Real Estate (CRE) Portfolio Detail (*) Central TX denotes Austin, San Antonio and San Marcos By Regional Distribution as of March 31, 2018 * By Product as of March 31, 2018 CRE vs. ADC as of March 31, 2018 ADC 13% CRE 87% Houston 61%Dallas 15% Other, 2% Remaining TX, 12% Central TX, 10% Multifamily 22% Office 22% Industrial Warehouse, 13% Senior Housing, 5% Hospitality, 6% Land, 4% Residential Real Estate, 2% Retail, 26% $ in millions, portfolio detail excludes Farmland per CRE guidance regulations, though it is included in financial reporting